UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2020

Aspira Women’s Health Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34810	33-0595156
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12117 Bee Caves Road, Building Three, Suite 100, Austin, Texas	78738
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (512) 519-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AWH	The Nasdaq Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.Entry into a Material Definitive Agreement.

On July 1, 2020, Aspira Women’s Health Inc. (formerly known as Vermillion, Inc.) (the “Company”) entered into a Securities Purchase Agreement, dated July 1, 2020 (the “Purchase Agreement”), by and among the Company and the investors listed on Schedule I thereto (collectively, the “Investors”). Pursuant to the Purchase Agreement, the Company has agreed to sell an aggregate of 3,150,000 shares of its common stock, par value $0.001 per share (“Common Stock”), at a per share price of $3.50, subject to customary closing conditions (the “Private Placement”).  The Company now expects the final closing of the Private Placement to occur on July 20, 2020.

The Company expects to receive approximately $11 million in gross proceeds from the Private Placement, before transaction costs.  The Company intends to use the net proceeds from the Private Placement for sales and marketing, working capital and other general corporate purposes, including investing in additional key strategic hires and product portfolio expansion.

The Purchase Agreement contains customary terms regarding, among other things, representations and warranties and indemnification.  Additionally, under the Purchase Agreement, the Company has granted certain registration rights to the Investors.  The Company is obligated to use commercially reasonable efforts to file, no later than 60 days after the closing of the Private Placement, a registration statement on Form S-3 to register the resale of the shares of Common Stock issued in the Private Placement (the “Registrable Shares”) and to effect the registration no later than 90 days after the filing date.  With certain exceptions, the Company is obligated to keep the registration statement effective until the earlier of two years from the closing date, the date by which all of the Registrable Shares may be sold without volume or manner of sale restrictions which may be applicable to affiliates under Rule 144 or the date by which all the Registrable Shares are sold.  The Company will be responsible for all of its fees and expenses incurred in connection with registering the Registrable Shares.

The Investors include the Jack W. Schuler Living Trust of which Jack W. Schuler is the Trustee, certain trusts of which H. George Schuler is the Trustee, certain trusts of which Tino Hans Schuler is the Trustee, certain trusts of which Tanya Schuler Sharman is the Trustee and Birchview Capital, LP.  Prior to the closing of the Private Placement, Jack W. Schuler beneficially owned approximately 23.3% of the issued and outstanding shares of Common Stock, H. George Schuler beneficially owned approximately 8.0% of the issued and outstanding shares of Common Stock, Tino Hans Schuler beneficially owned approximately 8.3% of the issued and outstanding shares of Common Stock, Tanya Schuler Sharman beneficially owned approximately 7.3% of the issued and outstanding shares of Common Stock and Birchview Capital, LP beneficially owned approximately 3.3% of the issued and outstanding shares of Common Stock.

Pursuant to the Stockholders Agreement, dated as of May 13, 2013, by and among the Company, Mr. Schuler, Oracle Partners, LP and Oracle Ten Fund Master, LP and the other purchasers named therein, Mr. Schuler is entitled to designate one individual to be nominated by the Company to serve on the Company’s board of directors.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

This report contains forward-looking statements, as that term is defined in the Private Litigation Reform Act of 1995, that involve significant risks and uncertainties. All statements other than statements of historical facts contained in this report are forward-looking statements, including statements regarding the Company’s expectations about the closing of the Private Placement and the use of proceeds therefrom. Words such as “may,” “expects,” “intends,” “anticipates,” “believes,” “estimates,” “plans,” “seeks,” “could,” “should,” “continue,” “will,” “potential,” “projects” and similar expressions are intended to identify forward-looking statements. The forward-looking statements speak only as of the date of this report and are subject to a number of risks, uncertainties and assumptions, including the risks and uncertainties associated with market conditions and the completion of the Private Placement, as well as risks and uncertainties inherent in the Company’s business, including those described in the section entitled “Risk Factors” in the Company’s Form 10-K for the year ended December 31, 2019, as supplemented by the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the

quarter ended March 31, 2020, and in the Company’s other periodic filings with the Securities and Exchange Commission. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. The Company expressly disclaims any obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this report, except as required by law.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this report is incorporated by reference herein.  The securities were offered in reliance upon exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(a)(2) of the Securities Act and rules promulgated thereunder and corresponding provisions of state securities laws.  Each of the Investors is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

Item 7.01. Regulation FD Disclosure.

On July 1, 2020, the Company issued a press release announcing the Private Placement, a copy of which is furnished as Exhibit 99.1 to this report.

Item 9.01.Financial Statements and Exhibits.

(d)

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated July 1, 2020, among Aspira Women’s Health Inc. and the investors listed on Schedule I thereto.
99.1	Press Release issued by Aspira Women’s Health Inc. on July 1, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPIRA WOMEN’S HEALTH INC.

Date: July 7, 2020	By:	/s/ Robert Beechey
Robert Beechey
Chief Financial Officer